CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Parenthetical) $ in Thousands	12 Months Ended
	Dec. 31, 2025 USD ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 USD ($)
Foreign currency translation adjustments, tax portion	$ 0	$ 0	$ 0
Unrealized losses on available-for-sale investment, net of tax	0	0	0
Share-based compensation	25,800	23,200	31,979
Cost of revenues
Share-based compensation	3,927	1,720	3,575
Research and development expenses
Share-based compensation	9,418	12,408	19,415
Sales and marketing expenses
Share-based compensation	1,383	615	797
General and administrative expenses
Share-based compensation	$ 11,072	$ 8,457	$ 8,192
Class A common shares
Number of common shares represented by each ADS	20	20	20